SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ___________________

                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): February 5, 2002


                         VOLT INFORMATION SCIENCES, INC
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


        New York                         1-9232                13-5658129
----------------------------          -----------          ----------------
(State or Other Jurisdiction          (Commission          (I.R.S. Employer
      of Incorporation)               File Number)         Identification No.)



560 Lexington Avenue, New York, New York                       10022
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                    (Zip Code)


                                 (212) 704-2400
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)



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Item 5.   Other Events.
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          On February 5, 2002, Volt Information Sciences, Inc. (the "Company")
issued a press release to the effect, among other things, that it will prepay the remaining $30.0 of its 7.92% Senior Notes on March 5, 2002, that various covenants in its $115.5 million bank revolving credit agreement had been amended and that it had agreed to secure its obligations under the revolving credit agreement with certain accounts receivable. Except for the second and fourth paragraphs thereof, the text of the press release, which is set forth as Exhibit
99.1 hereto, is incorporated herein by reference and filed.

Item 7.   Financial Statements and Exhibits.
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          (a) Financial statements of business acquired:

              Not applicable.

          (b) Pro forma financial information:

              Not applicable.

          (c) Exhibits:

              99.1 Volt Information Sciences, Inc. Press Release dated February 5, 2002. The press release is being filed herewith except that the second and fourth paragraphs are being furnished herewith for purposes of Section 18 of the Securities Exchange Act of 1934.

Item 9.   Regulation FD Disclosure.
-------   -------------------------

          The second and fourth paragraphs of the Company's press release dated February 5, 2002, which is set forth as Exhibit 99.1 hereto, related to certain potential effects of the discussed securitization program and the prepayment of the Senior Notes, the anticipated extraordinary charge to earnings expected in the second quarter of fiscal 2002 as a result of the prepayment of the Senior Notes and the anticipated net loss that the Company expects to report for the first quarter of fiscal 2002, are incorporated herein by reference and are furnished, but not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise, pursuant to Regulation FD.

                                S I G N A T U R E

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    VOLT INFORMATION SCIENCES, INC.


Date: February 5, 2002              By:  /s/ James J. Groberg
                                         ---------------------------------------
                                         James J. Groberg, Senior Vice President


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                                  EXHIBIT INDEX

Exhibit

Number    Description
------    -----------

99.1      Volt Information Sciences, Inc. Press Release dated February 5, 2002.